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                                                                   EXHIBIT 10.35



                                                            Amended and Restated
                                                               February 24, 1997



                               SCHLOTZSKY'S, INC.

                           THIRD AMENDED AND RESTATED
                             1993 STOCK OPTION PLAN


     The Schlotzsky's, Inc. 1993 Stock Option Plan (the "Plan") is hereby amended and restated in its entirety to read as follows:

     1. Purpose. This 1993 Stock Option Plan (the "Plan") is intended to provide incentives to the officers, other employees, directors and consultants of Schlotzsky's, Inc., a Texas corporation (the "Company") and any present or future subsidiaries by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder ("Options"). As used herein the term "subsidiary" has the meaning assigned to it in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code"), "Incentive Stock Option" has the meaning assigned to it in Section 422 of the Code and "Non-Qualified Option" means an Option which is not intended to qualify as an Incentive Stock Option.

     2. Approval of Grants. Each grant of Options ("Grant") must be approved in one of the following ways:

           (a) Board/Committee Approval. The entire Board of Directors of the Company (the "Board") or the Committee (as defined below) may vote in advance to approve such Grant.

           (b) Shareholder Approval/Ratification. In compliance with Section 14 of the Securities Exchange Act of 1934, as amended ("1934 Act"), a majority of the shareholders of the Company duly entitled to vote on such matters at meetings held in accordance with the laws of the State of Texas may, either in advance of the Grant or no later than the next annual meeting of shareholders, affirmatively vote to approve such Grant.

      3. Administration of the Plan. The Plan shall be administered by the Board, except to the extent the Board delegates its authority to a committee of the Board (the "Committee") which, must consist solely of non-employee directors, and with respect to grants to directors or officers, must consist solely of two or more Non-Employee Directors, as defined in Rule 16b-3, promulgated pursuant to Section 16 of the 1934 Act ("Rule 16b-3") and must consist only of "Outside Directors" in compliance with Section 162(m)(4)(C) of the Code for purposes of grants to the chief executive officer and other executive officers whose compensation limit may otherwise exceed the deduction limit of Section 162(m) of the Code. The Compensation


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Committee may create a subcommittee for purposes of Grants to officers and directors if the Committee would otherwise not qualify. References herein to the "Committee" shall include any such subcommittee. All references in this Plan to the Administrator shall mean the Board, unless it has delegated its authority to the Committee, in which event Administrator shall mean the Committee. With respect to the Grants of Options to directors, officers and beneficial owners of more than 10% of a class of equity security registered pursuant to the 1934 Act, the Plan shall be administered in such manner as will enable compliance with Rule 16b-3. Grants made to executive officers subject to Section 162(m) of the Code shall be contingent on shareholder approval of the material terms of the Plan to the extent required under Section 162(m).

     Subject to the terms of the Plan, the Board, the Committee or the shareholders, as the case may be, shall have concurrent authority to determine the persons to whom Options shall be granted, the number of shares covered by each Option, the price per share specified in each Option, the time or times at which Options shall be granted and the terms and provisions of the instruments by which Options shall be evidenced. The Administrator is authorized to interpret the provisions of the Plan or of any Option or Option agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan, provided, however, that all such interpretations, rules and determinations shall be made and prescribed in the context of preserving the tax status under Code Section 422 of those Options which are designated as Incentive Stock Options. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted under it shall be final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

     4. Eligible Employees and Consultants. Subject to the limitations contained in paragraphs 2 and 3, Non-Qualified Options may be granted to any officer, other employee, director or consultant of the Company or any subsidiary. Incentive Stock Options may only be granted to employees. Granting of any Option to an employee, director or consultant shall neither entitle him to, nor disqualify him from, participation in any other grant of options.

     5. Stock. The stock subject to the Options shall be authorized but unissued shares of Common Stock of the Company, no par value (the "Common Stock"), or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is 800,000, subject to adjustment as provided in paragraph 15; provided however, that the number of shares with respect to which Options may be granted to any single executive officer of the Company during any fiscal year shall not exceed 250,000 shares of Common Stock. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto, shall again be available for Grants of Options under the Plan, provided that an Option that expires or terminates for any reason or ceases to be exercisable in the fiscal year in which it is granted will continue to be counted against the individual limit on Options granted to a single executive officer in any fiscal year. The shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

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     6.    Granting of Options.  Options may be granted under the Plan at any time within ten years from the date of approval of the Plan by the Board, the Committee or the shareholders, as the case may be. The Administrator shall specify at the time of each Grant of an Option under the Plan whether such Option is an Incentive Stock Option. The date of Grant of an Option under the Plan will be the date specified by the Administrator at the time it awards the Option, provided, however, that such date shall not be prior to the date of award. Notwithstanding any other provisions of this Plan, the Administrator may authorize the Grant of an Option to a person not then an employee or consultant of the Company or of a subsidiary. The actual Grant of such Option, however, shall be conditioned upon such person becoming an employee or consultant, as the case may be, at or prior to the time of the execution of the Option agreement evidencing such Option.

      7. Minimum Option Price. The price per share specified in each Option granted under the Plan shall be as follows:

           (a) The price per share specified in each Non-Qualified Stock Option granted under the Plan shall in no event be less than 50% of the fair market value per share of Common Stock on the date of such Grant; provided that, as to Options awarded to executive officers, the price per share shall be not less than the fair market value per share of the Common Stock on the date of such Grant.

           (b) The price per share specified in each Incentive Stock Option granted under the Plan shall not be less than the fair market value per share of the Common Stock on the date of such Grant. In the case of an Incentive Stock Option to be granted to an employee owning, directly or by reason of the applicable attribution rules in Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of share capital of the Company or a subsidiary, the Option price per share of the shares covered by each Option shall be not less than 110% of the said fair market value on the date of Grant.

           (c) In no event shall the aggregate fair market value (determined as of the time of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable (under all plans of the Company and any subsidiaries) for the first time by an employee in any calendar year exceed $100,000, provided that this subparagraph (c) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as Incentive Stock Options to qualify as Incentive Stock Options pursuant to Section 422 of the Code.

      For purposes of this Plan, "fair market value" with respect to a share of Common Stock, shall mean the average of the daily market prices for the period of 10 consecutive trading days ending immediately prior to the applicable date. The market price for each such trading day shall be the last sale price on such day on the New York Stock Exchange, or, if the Common Stock is not then listed or admitted to trading on the New York Stock Exchange, on such other principal stock exchange on which such stock is then listed or admitted to trading, or, if no sale takes place

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on such day on any such exchange, the average of the closing bid and asked prices on such day as officially quoted on any such exchange, or, if the Common Stock is not then listed or admitted to trading on any stock exchange, the market price for each such trading day shall be the last sale reported on the NASDAQ National Market System as published in The Wall Street Journal or, if no such sale is so reported, the average of the reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automated Quotation system, or, if such price at the time is not available from such system, as furnished by any similar system then engaged in the business of reporting such prices and selected by the Administrator or, if there is no such system, as furnished by any member of the National Association of Securities Dealers, selected by the Administrator. If the Company's stock is not then publicly traded, the fair market value shall be deemed to be the fair value of the Common Stock as determined by the Administrator after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     8. Option Duration. Subject to earlier termination as provided in paragraphs 10, 11, 12, 13 and 19, each Option shall expire on the date specified by the Administrator, consistent with the terms of the specific Grant, but not more than ten years from the date of grant, provided, however, that for optionees who own more than 10% of the total combined voting power of all classes of share capital of the Company or a subsidiary, each Option shall terminate not more than five years from the date of the Grant. Subject to paragraph 18, the Administrator may extend the term of any previously granted Option provided that such Option, as extended, expires within ten years of its original date of grant.

     9. Exercise of Option. Subject to the provisions of paragraphs 10, 11, 12, 13, 14, 15 and 19, each Option granted under the Plan shall be exercisable ("vest") as follow:

           (a) The Option shall either be fully exercisable upon grant or shall become exercisable thereafter in such installments as the Administrator may specify.

           (b) Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Administrator, consistent with the terms of the specific Grant.

           (c) Each Option may be exercised from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

           (d) Consistent with the terms of the specific Grant, the Administrator shall have the right to accelerate the date of exercise of any installment, provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an optionee as an Incentive Stock Option (and not previously converted into a Non-Qualified Option pursuant to paragraph 24) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(c).


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     10.   Voluntary Termination of Employment or Consulting.  Except as the
Administrator may otherwise determine, if an optionee ceases to be employed or retained by the Company or any subsidiary other than by reason of death or Disability (as defined in paragraph 12 below) or a termination "for cause," no further installments of his Options shall become exercisable, and his Options shall terminate upon the expiration of three (3) months following the date of termination of his employment, but in no event later than on their specified expiration dates. In no event may an Option agreement provide, if the Option is intended to be an Incentive Stock Option, that the time for exercise be later than three (3) months after the optionee's termination of employment except as otherwise provided in this paragraph 10 and in paragraphs 11 and 12. Whether leave of absence by approval of the Company or by reason of military or governmental service constitutes employment for purposes of the Plan shall be conclusively determined by the Administrator.

     The provisions of this paragraph 10, and not the provisions of paragraph 11 or 12, shall apply to an optionee who subsequently becomes disabled or dies after the termination of employment or consultancy, provided, however, in the case of an optionee's death within 45 days after the termination of employment or consulting, the Optionee's Survivors (as defined below) may exercise the Option within one year after the date of the optionee's death, but in no event after the date of expiration of the term of the Option.

     Notwithstanding anything herein to the contrary, if subsequent to an optionee's termination of employment or consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the optionee's termination, the optionee engaged in conduct which would constitute "cause," then such optionee shall immediately cease to have any right to exercise any Option.

     Options granted under the Plan shall not be affected by any change of employment or other service within or among the Company and any subsidiaries, so long as the optionee continues to be an employee or consultant of the Company or any subsidiary, provided, however, if an optionee's employment by either the Company or a subsidiary should cease (other than to become an employee of a subsidiary or the Company), such termination shall affect the optionee's rights under any Option granted to such optionee in accordance with the terms of the Plan and the pertinent Option agreement.

     11. Death. Except as otherwise provided in the applicable Option agreement, in the event of the death of an optionee to whom an Option has been granted hereunder, while the optionee is an employee or consultant of the Company or of a subsidiary, such Option may be exercised by any person or persons who acquired the optionee's rights to the Option by will or by the laws of descent and distribution (the "Optionee's Survivors") to the extent exercisable but not exercised on the date of death.

     If the Optionee's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within two years after the date of death of such Optionee, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the shares on a

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later date if he had not died and had continued to be an employee or consultant or, if earlier, within the originally prescribed term of the Option.

     12. Disability. Except as otherwise provided in the applicable Option agreement, an optionee who ceases to be an employee of or consultant to the Company or of a subsidiary by reason of Disability may exercise any Option granted to such optionee to the extent exercisable but not exercised on the date of his Disability.

     "Disability" or "Disabled" means permanent and total disability as defined in Section 22(e)(3) of the Code.

     A Disabled optionee or his or her representative (except in the case of Incentive Stock Options, only as permitted by Section 422(b)(5) of the Code) may exercise such rights only within a period of not more than one year after the date that the optionee became Disabled or, if earlier, within the originally prescribed term of the Option.

     The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such optionee, in which case such procedure shall be used for such determination). If requested, the optionee shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

     13. Termination for Cause. Except as otherwise provided in the applicable Option agreement, the following rules apply if the optionee's service (whether as an employee or consultant) is terminated "for cause" prior to the time that all of his outstanding Options have been exercised:

           (a) All outstanding and unexercised Options as of the date the optionee is notified his service is terminated "for cause" will immediately be forfeited.

           (b) For purposes of this Plan, "cause" shall include (but is not limited to) dishonesty with respect to the employer or entity retaining the employee or consultant, insubordination, substantial malfeasance or nonfeasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any subsidiary. The determination of the Administrator as to the existence of cause will be conclusive on the optionee and the Company.

           (c) "Cause" is not limited to events which have occurred prior to a optionee's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to an optionee's termination of service but prior to the exercise of an Option, that either prior or subsequent to the optionee's termination the optionee engaged in conduct which would constitute "cause," then the right to exercise any Option is forfeited.


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     14.   Assignability.  No Option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution or if such Option is not an Incentive Stock Option, pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and during the lifetime of the optionee each Option shall be exercisable only by him or his legal representative, except in the case of Incentive Stock Options, only as permitted by Section 422(b)(5) of the Code. Such Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise, except as provided above) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option, shall be null and void.

     15. Terms and Conditions of Options. Options shall be evidenced by agreements (which need not be identical) in such forms as the Administrator may from time to time approve. Such agreements shall conform to the terms and conditions set forth in paragraphs 7 through 14 hereof and may contain such other provisions, as the Administrator deems advisable, which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options.

     16,   Adjustments.  Upon the happening of any of the following described events, an optionee's rights with respect to Options granted hereunder shall be adjusted as hereinafter provided:

           (a) In the event shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if, upon a merger, consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company the shares of Common Stock shall be exchanged for other securities of the Company or of another corporation, each optionee shall be entitled, subject to the conditions herein stated, to purchase such number of shares of common stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of Common Stock which such optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination, or exchange; and

           (b) In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each optionee upon exercising an Option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he is exercising his Option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, as he would have received if he had been the holder of the shares as to which he is exercising his Option at all times between the date of grant of such Option and the date of its exercise and cash in lieu of fractional shares.


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     Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in paragraph 5 hereof which are subject to Options which have heretofore been or may hereafter be granted under the Plan shall also be appropriately adjusted to reflect the events specified in subparagraphs
(a) and (b) above. Consistent with the terms of the specific Grant, the Administrator shall determine the adjustments to be made under this paragraph 16, and its determination shall be conclusive.

     17. Mergers and Consolidations. Unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option, if the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

     18. Modification of Incentive Stock Options. Notwithstanding any other provision of this Plan, any adjustments or changes made with respect to Incentive Stock Options shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such Incentive Stock Options (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such Incentive Stock Options. If the Administrator determines that such adjustments made with respect to Incentive Stock Options would constitute a modification of such Incentive Stock Options, it may refrain from making such adjustments notwithstanding any other provision of this Plan, unless the holder of an Incentive Stock Option specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his income tax treatment with respect to the Incentive Stock Option. No "modification" may be made without the affirmative votes of the holders of a majority of shares of Common Stock then issued and outstanding.

     19. Dissolution or Liquidation of the Company. Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of an optionee or an Optionee's Survivors have not otherwise terminated and expired, the optionee or the Optionee's Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the right to purchase shares has accrued under the Plan as of the date immediately prior to such dissolution or liquidation.

     20. Exercise of Options. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, together with

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the tender of the full purchase price for the shares as to which such Option is being exercised, and upon compliance with any other condition set forth in the Option agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option agreement. Full payment of the purchase price for the shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, determined in good faith by the Board, or (c) at the discretion of the Administrator, in such other manner as constitutes valid consideration in accordance with applicable law, or (d) at the discretion of the Administrator, by any combination of (a),
(b) and (c) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an Incentive Stock Option as is permitted by Section 422 of the Code.

     The Company shall then deliver the shares as to which such Option was exercised to the optionee (or to the Optionee's Survivors, as the case may be) reasonably promptly. In determining what constitutes "reasonably promptly," it is expressly understood that the delivery of the shares may be delayed by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the shares prior to their issuance. The shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully-paid non-assessable shares.

     The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends or similar rights for which the record date is after the exercise of the Option but before the date such stock certificate is issued. In no event shall a fraction of a share be purchased or issued under the Plan.

     21. Purchase for Investment. Unless the offering and sale of the shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "Act"), the Company shall be under no obligation to issue the shares covered by such exercise unless and until the following conditions have been fulfilled:

           (a) The person(s) who exercise such Option shall warrant to the Company, at the time of such exercise or receipt, as the case may be, that such person(s) are acquiring such shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such shares, in which event the person(s) acquiring such shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their shares issued pursuant to such exercise or such Grant:

              "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE FEDERAL

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         SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS
         OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER."

           (b) The Company shall have received an opinion of its counsel that the shares may be issued upon such particular exercise in compliance with the Act without registration thereunder.

     The Company may delay issuance of the shares until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).

     22. Issuance of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including, without limitation, securities) of the Company.

     23. Fractional Shares. No fractional share shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional share equal to the fair market value thereof determined in good faith by the Board.

     24.    Conversion of Incentive Stock Options into Non-Qualified Options:
Termination of Incentive Stock Options. The Administrator, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's Incentive Stock Options (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the optionee is an employee of the Company or a subsidiary at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan.
Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's Incentive Stock Options converted into Non-Qualified Options, and no such

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conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the optionee, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.

     25. Term and Amendment of Plan. The Plan was initially adopted by the Board on December 23, 1993, subject to its becoming effective upon approval by the holders of a majority of the outstanding shares of Common Stock of the Company. The Plan shall expire on December 23, 2003 (except as to Options outstanding on that date). The Plan may be amended by the Administrator or the shareholders in accordance with paragraph 3 hereof, including, without limitation, to the extent necessary to qualify any or all outstanding options granted under the Plan or options to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, to the extent necessary to ensure the qualification of the Plan under Rule 16b-3, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding options granted, or options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which is of a scope that requires shareholder approval in order to ensure favorable federal income tax treatment for any Incentive Stock Options or requires shareholder approval in order to ensure the qualification of the Plan under Rule 16b-3 shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of an optionee, affect his rights under an option previously granted to him. With the consent of the optionee affected, the Board, the Committee or the shareholders may amend outstanding Option agreements in a manner not inconsistent with the Plan.

     26. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

     27. Governmental Regulation. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     28. Withholding. Upon the exercise of a Non-Qualified Option for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 29) or the vesting of restricted Common Stock acquired on the exercise of an Option hereunder, the Company may withhold from the optionee's wages, or other remuneration, if any, or may require the optionee to pay additional federal, state, and local income tax withholding and employee contributions to employment taxes in respect of the amount that is considered compensation includable in such person's gross income. The Administrator in its discretion may condition the exercise of an Option for less than its fair market value or the vesting of restricted Common Stock acquired by exercising an Option on the grantee's payment of such additional income tax withholding and employee contributions to employment taxes.

     29. Notice to Company of Disqualifying Disposition. Each employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an Incentive Stock Option. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale) of such shares before the later of (a) two years after the date the employee was granted the Incentive Stock Option, or (b) one year after the date the employee acquired shares by exercising the Incentive Stock Option, except as otherwise provided in Section 424(c) of the Code. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

     30. Governing Law. The validity and construction of the Plan and the instruments evidencing Options shall be governed by the law of the State of Texas.

     31. Gender. Wherever reference is made herein to the male, female or neuter genders, such reference shall be deemed to include any of the other genders as the context may require.

     32. Employment At Will. Nothing in the Plan shall be deemed to give any optionee the right to be retained in employment by or as a consultant or director to the Company or its subsidiaries for any period of time.

     IN WITNESS WHEREOF, the Board of Directors of Schlotzsky's, Inc. approved the 1993 Stock Option Plan as of the 23rd day of December, 1993, the Shareholders approved the Plan as of December 31, 1993 and approved amendments to the Plan as of November 30, 1995. The Compensation Committee has approved the Second Amended and Restated 1993 Stock Option Plan as of the 28th day of October, 1996 and the Third Amended and Restated Stock Option Plan, as of the 24th day of February, 1997. The Shareholders approved the Third Amended and Restated Stock Option Plan as of the 30th day of May, 1997.



                                        /s/ Jeffrey J. Wooley
                                        ----------------------------------
                                        Jeffrey J. Wooley, Secretary

                               SCHLOTZSKY'S INC.

                        Incentive Stock Option Agreement
                          [without Employee Covenants]


     This Agreement ("Agreement") is entered into as of ______________, 19__, between SCHLOTZSKY'S, INC., a Texas corporation (the "Company"), and _______________________ an employee of the Company (the "Employee").

                                R E C I T A L S:

     The Company desires to grant to the Employee an Option to purchase shares of its Common Stock, no par value (the "Shares") pursuant to the Company's 1993 Stock Option Plan (the "Plan"). The Company and the Employee understand and agree that any terms used herein have the same meanings as in the Plan.

     The parties agree as follows:

     1. Grant of Option. The Company hereby irrevocably grants to the Employee the right and option to purchase all or any part of an aggregate of ________ Shares on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Employee acknowledges receipt of a copy of the Plan.

     The Option granted hereunder is an Incentive Stock Option, as defined under the Plan and Section 422 of the Code.

     2. Purchase Price.  The purchase price of the Shares covered by the Option
shall be $        per share.

     3. Exercise of Option. Subject to the other terms and conditions of this Agreement, the Option granted hereby shall vest and become exercisable only on and after the dates set forth below as to the number of shares set forth opposite such dates below:


                 Vesting Dates        Number of Shares Vested
                --------------        -----------------------
                 ________ 1997             _____________
                 ________ 1998             _____________
                 ________ 1999             _____________
                 ________ 2000             _____________
                 ________ 2001             _____________

     4. Term of Option. The Option shall terminate ten years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

     (a) Voluntary Termination or Termination Without Cause.

     If the Employee ceases to be an employee of the Company or of an Affiliate (for any reason other than death or Disability or termination by the Employee for cause), the Option may be exercised within three (3) months after the date the Employee ceases to be an employee or, if earlier, the date upon which the Option terminates, as originally prescribed by this Agreement. In such event, the Option shall be exercisable only to the extent that the right to purchase shares under the Plan has vested and accrued and is in effect at the date of such cessation of employment.

     (b) Termination for Cause.

     In the event the Employee's employment is terminated by the Company (or an Affiliate) for "cause" (as defined in the Plan), the Employee's right to exercise any unexercised portion of this Option shall cease immediately, and this Option shall thereupon terminate.

     (c) Disability.

     In the event of the Disability of the Employee (as determined by the Administrator, as defined in the Plan), the Option shall be exercisable within one year after the date of such Disability or the date upon which the Option terminates as originally prescribed by this Agreement, whichever is earlier. In such event, the Option shall be exercisable to the extent that the right to purchase the Shares hereunder has accrued on the date the Employee becomes Disabled and is in effect as of such determination date.

     (d) Death.

     In the event of the death of the Employee while an employee of the Company or of an Affiliate, the Option, to the extent exercisable but not exercised as of the date of death, may be exercised by the Employee's legal representatives or any person who acquired the Employee's rights to the Option by will or by the laws of descent and distribution. In such event, the Option must be exercised, if at all, within two years after the date of death of the Employee or, if earlier, the date upon which the Option terminates, as originally prescribed by this Agreement.

     5. Non-Assignability. The Option shall not be transferable by the Employee otherwise than by will or by the laws of descent and distribution and shall be exercisable, during the Employee's lifetime, only by the Employee or his or her guardian or legal representative. The Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law of otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this paragraph 5, or the levy of any attachment or similar process upon the Option or such rights, shall be null and void.

     6. Exercise of Option and Issue of Shares. The Option may be exercised in whole or in part (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Company, together with the tender of the Option price. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised, shall contain any representation required by paragraph 7 below and shall otherwise comply with the terms and conditions of this Agreement and the Plan. The Company shall pay all transfer or original issue taxes with respect to the issue of the Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection herewith. Except as specifically set forth herein, the holder acknowledges that any income or other taxes due form him or her with respect to this Option or the shares issuable pursuant to this Option shall be the responsibility of the holder and that the Company may, in accordance with the Internal Revenue Code, require the holder to pay additional withholding taxes in respect of the amount that is considered compensation includable in such holders' gross income. The holder of this Option shall have rights as a shareholder only with respect to any Shares covered by the Option after due exercise of the Option and tender of the full exercise price for the shares being purchased pursuant to such exercise. Further, Employee agrees to execute and become bound by the Shareholders Agreement attached hereto as Exhibit A upon the first exercise of all or part of the Option.

     7. Purchase for Investment. Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as amended, or any successor legislation (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled.

     The person(s) who exercise the Option shall represent to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their option Shares issued pursuant to such exercise;

              "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY

         OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN
         VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR
         APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER."

     Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

     8. Notices. Any notices required or permitted by the terms of this Agreement or the Plan shall be given by personal delivery or registered or certified mail, return receipt requested, addressed as follows:


        To the Company:          SCHLOTZSKY'S, INC.
                                 200 West 4th Street
                                 Austin, Texas  78701
                                 Attn:  President

        To the Employee, to the
        address shown below,


or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when given in accordance with these provisions.

     9. Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws, and not the laws of conflict, of the State of Texas.

     10. Benefit of Agreement; Employment At Will. This Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators and successors of the parties hereto. Notwithstanding anything else contained herein or in the Plan, the Employee shall remain employed at will, with no contractual right to be retained in employment by or as a consultant to the Company or its subsidiaries for any period of time.

     EXECUTED on ____, 199_.

                                     SCHLOTZSKY'S, INC.

                                     By:
                                        -------------------------------
                                     John C. Wooley, President



                                     ----------------------------------
                                     [EMPLOYEE]

                                     Address:


                                     ----------------------------------


                                     ----------------------------------

AMENDMENT TO THE THIRD AMENDED AND RESTATED STOCK OPTION PLAN

         Section 3 shall be amended to read as follows:

         "3.     Administration of the Plan.  The Plan shall be administered by the Board, except to the extent the Board delegates its authority to a committee of the Board (the "Committee") which, must consist solely of directors, and with respect to grants to directors or officers, must consist solely of two or more Non-Employee Directors, as defined in Rule 16b-3, promulgated pursuant to Section 16 of the 1934 Act ("Rule 16b-3") and must consist only of "Outside Directors" in compliance with Section 162(m)(4)(C) of the Code for purposes of grants to the chief executive officer and other executive officers whose compensation limit may otherwise exceed the deduction limit of
         Section 162(m) of the Code. The Compensation Committee may create a subcommittee for purposes of Grants to officers and directors if the Committee would otherwise not qualify. References herein to the "Committee" shall include any such subcommittee. All references in this Plan to the Administrator shall mean the Board, unless it has delegated its authority to the Committee, in which event Administrator shall mean the Committee. With respect to the Grants of Options to directors, officers and beneficial owners of more than 10% of a class of equity security registered pursuant to the 1934 Act, the Plan shall be administered in such manner as will enable compliance with Rule 16b-3. Grants made to executive officers subject to Section 162(m) of the Code shall be contingent on shareholder approval of the material terms of the Plan to the extent required under Section 162(m).

         Subject to the terms of the Plan, the Board, the Committee or the shareholders, as the case may be, shall have concurrent authority to determine the persons to whom Options shall be granted, the number of shares covered by each Option, the price per share specified in each Option, the time or times at which Options shall be granted and the terms and provisions of the instruments by which Options shall be evidenced. The Administrator is authorized to interpret the provisions of the Plan or of any Option or Option agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan, provided, however, that all such interpretations, rules and determinations shall be made and prescribed in the context of preserving the tax status under Code
         Section 422 of those Options which are designated as Incentive Stock Options. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted under it shall be final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it."